UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2025

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule I 4a-I 2 under the Exchange Act (17 CFR 240.l 4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l 3e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. l 2b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on December 29, 2025 (the “Annual Meeting”), at which a quorum was present. The number of shares represented and voting in person or by proxy at the Annual Meeting was 1,192,487,345, representing 77.4% of the total combined voting power of all outstanding voting shares on the record date for the Annual Meeting.

At the Annual Meeting, the stockholders voted on four matters: (1) the election of Mr. Pat Sarma as a Class II member of the Board of Directors for a term of three years; (2) ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (3) approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 1,700,000,000 to 2,600,000,000 (the “Common Stock Increase Amendment”) and (4) to approve, on an advisory basis, the Company’s executive compensation.

Each share of Common Stock entitled the record holder to one vote on each matter to be voted upon at the Annual Meeting. Each share of Preferred Stock entitled the record holder to 25 votes on each matter to be voted upon at the Annual Meeting.

Proposal No. 1. Election of Directors.

The common and preferred stockholders, voting as a single class, approved the election of Mr. Pat Sarma for a new three-year term as Class II member of the Board of Directors. The votes regarding Mr. Pat Sarma were as follows:

For	Against	Withheld	Broker Non-Votes
739,207,750	0	172,286,240	280,993,355
(81.1%)	N/A	(18.9%)	N/A

Proposal No. 2. Ratification of Appointment of Registered Public Accounting Firm.

The common and preferred stockholders, voting as a single class, ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding appointment of Cherry Bekaert were as follows:

For	Against	Abstained	Broker Non-Votes
1,143,100,380	38,271,749	11,115,216	0
(93.76%)	(3.24%)	N/A	N/A

Proposal No. 3. Approval of Common Stock Increase Amendment.

The common and preferred stockholders, voting together as a single class, approved the Common Stock Increase Amendment to increase the number of authorized shares of Common Stock as follows:

For	Against	Abstained	Broker Non-Votes
1,056,740,073	122,050,303	13,696,969	280,993,355
(89.65%)	(10.35%)	N/A	N/A

Proposal No. 4. Advisory Vote on Executive Compensation.

The common and preferred stockholders, voting as a single class, approved the Company’s executive compensation. The votes regarding approval were as follows:

For	Against	Abstained	Broker Non-Votes
667,767,433	196,915,765	46,810,792	280,993,355
(77.23%)	(22.77%)	N/A	N/A

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2025, the Company filed a Certificate of Amendment of its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of the State of Delaware, which effected an increase in the Company’s authorized shares of common stock, from 1,700,000,000 to 2.600,000,000, par value $0.001 per share. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Northwest Biotherapeutics, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: January 2, 2026	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman